                                  SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION


PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant      [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement

[ ]    Confidential, for Use of the Commission Only (as permitted by
       Rule 14-6(e)(2))

[X]    Definitive Proxy Statement

[ ]    Definitive Additional Materials

[ ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           ABM Industries Incorporated
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1)     Title of each class of securities to which transaction applies:

       2)     Aggregate number of securities to which transaction applies:





                                       1.

                       [ABM INDUSTRIES INCORPORATED LOGO]
                         160 Pacific Avenue, Suite 222
                        San Francisco, California 94111
                            ------------------------

               NOTICE OF THE 2001 ANNUAL MEETING OF STOCKHOLDERS

                            TUESDAY, MARCH 20, 2001
                                   10:00 A.M.
                            ------------------------

To Our Stockholders:

     The 2001 Annual Meeting of Stockholders of ABM Industries Incorporated will be held at the Concordia-Argonaut Club, 1142 Van Ness Avenue, San Francisco, California 94109, on Tuesday, March 20, 2001 at 10:00 a.m. for the following purposes:

     (1) to elect three directors;

     (2) to approve an amendment to the Company's Employee Stock Purchase Plan to increase the number of shares isssuable thereunder by 1,200,000 shares as set forth and further described in the attached Proxy Statement;

     (3) to approve the Company's 2001 Price-Vested Performance Stock Option Plan as set forth and further described in the attached Proxy Statement; and

     (4) to transact such other business as may properly come before the meeting or any adjournments thereof.

     Only stockholders of the Company at the close of business on January 31, 2001 will be entitled to vote at the 2001 Annual Meeting and any adjournments thereof. A complete list of the Company's stockholders entitled to vote at the 2001 Annual Meeting will be available for examination by any stockholder for ten days prior to the meeting during normal business hours at the Company's corporate headquarters.

                                          By Order of the Board of Directors

                                          /s/ HARRY H. KAHN, ESQ.
                                          Harry H. Kahn, Esq.
                                          Senior Vice President, General Counsel
                                          &
                                          Corporate Secretary

San Francisco, California
February 15, 2001

             WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING,
        PLEASE MARK YOUR VOTE, DATE, SIGN AND RETURN THE ENCLOSED PROXY
                            AS PROMPTLY AS POSSIBLE

                       [ABM INDUSTRIES INCORPORATED LOGO]
                         160 Pacific Avenue, Suite 222
                        San Francisco, California 94111
                            ------------------------

                                PROXY STATEMENT

     The accompanying proxy is solicited on behalf of the Board of Directors (the "Board") of ABM Industries Incorporated, a Delaware corporation (the "Company"), for use at the 2001 Annual Meeting of Stockholders of the Company (the "2001 Annual Meeting") to be held at the Concordia-Argonaut Club, 1142 Van Ness Avenue, San Francisco, California 94109, on Tuesday, March 20, 2001 at 10:00 a.m. and at any adjournments of the 2001 Annual Meeting, for the purposes set forth in the accompanying notice.

     Only stockholders of record of the Company (the "Stockholders") at the close of business on January 31, 2001 will be entitled to vote at the 2001 Annual Meeting. At the close of business on that date, there were outstanding 23,379,258 shares of the Company's Common Stock ("ABM Common Stock"), and 6,400 shares of the Company's Preferred Stock. Each share of ABM Common Stock and each share of Preferred Stock is entitled to one vote upon each of the matters to be presented at the 2001 Annual Meeting.

     A majority of the Company's outstanding shares as of the record date must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. Shares are counted as present at the meeting if: the Stockholder (a) is present and votes in person at the meeting, or (b) has properly submitted a proxy card. Abstentions and broker non-votes are counted as present in determining whether the quorum requirement is satisfied. With regard to the election of directors, votes may be cast "For" or "Withhold Authority"; votes that are withheld and broker non-votes are excluded entirely from the vote and have no effect on the outcome of the election. Abstentions may be specified on all proposals except the election of directors. Abstentions and broker non-votes on Items 2 and 3 will have the effect of a vote against these proposals because their approval requires the affirmative vote of the majority of shares present in person or by proxy and entitled to vote. Under the rules of the New York Stock Exchange, brokers who hold shares in street name have the authority to vote in their discretion on "routine" items when they have not received instructions from the beneficial owners. The New York Stock Exchange has advised the Company that it regards Items 1 through 3 as "routine".

     If the enclosed form of proxy is properly signed and returned, the shares represented thereby will be voted at the 2001 Annual Meeting in accordance with the instructions specified thereon. If the proxy does not specify how the shares represented are to be voted, the proxy holders will vote the shares: (i) "For" the election of the nominees as directors, (ii) "For" Items 2 and 3, and (iii) in their discretion on other matters. Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to or at the 2001 Annual Meeting. A proxy may be revoked by written request delivered to the Secretary of the Company stating that the proxy is revoked, by a subsequent proxy signed by the person who signed the earlier proxy, or by attendance at the 2001 Annual Meeting and voting in person.

     The expense of soliciting proxies in the enclosed form will be paid by the Company. Following the original mailing of the proxies and soliciting materials, employees of the Company may solicit proxies by mail, electronically or personally. The Company will request brokers, custodians, nominees and other record holders to forward copies of the proxies and soliciting materials to persons for whom they hold shares of ABM Common Stock or Preferred Stock and to request authority for the exercise of proxies; in such cases, the Company will reimburse such entities for their reasonable expenses.

     This Proxy Statement and the accompanying proxy were first sent to Stockholders on or about February 15, 2001.

ITEM I -- ELECTION OF DIRECTORS

     The Company's Certificate of Incorporation divides the Board into three classes, with each class serving a three-year term. Currently, the total number of directors comprising the Board is set by the Company's Bylaws at ten. Three members of the current Board have terms expiring at the 2001 Annual Meeting, three have terms expiring at the 2002 Annual Meeting, and four have terms expiring at the 2003 Annual Meeting.

     In the absence of instructions to the contrary, shares represented by the accompanying proxy will be voted "For" the election of the persons nominated by the Board, who are named in the following table. The nominees receiving the highest number of votes will be elected.

     The Company has no reason to believe that the nominees for election will be unable or unwilling to serve if elected as directors. However, if any such nominee is unable or unwilling to be a candidate for the office of director at the date of the 2001 Annual Meeting, or any adjournment thereof, the proxy holders will vote for such substitute nominee as they shall in their discretion determine.

     The Nominating, Governance & Succession Committee of the Board will consider nominees recommended by Stockholders. The Company's Bylaws provide that stockholders intending to nominate candidates for election as directors at an Annual Meeting of Stockholders must give the prescribed notice to the Secretary of the Company at least sixty days prior to the first anniversary of the mailing of the Proxy Statement in connection with the previous year's Annual Meeting. No such notice has been given with respect to the 2001 Annual Meeting.

     The following table contains information about the nominees and the Company's other directors which is based on data furnished by them.

NOMINEES FOR ELECTION AS DIRECTORS FOR A TERM ENDING AT THE 2004 ANNUAL MEETING

                                                                                               SERVED AS
                                                    PRINCIPAL OCCUPATIONS AND BUSINESS         DIRECTOR
                NAME                   AGE          EXPERIENCE DURING PAST FIVE YEARS            SINCE
                ----                   ---          ----------------------------------         ---------
Luke S. Helms........................  57    Managing Partner, Sonata Capital Management         1995
                                             since June 2000; Vice Chairman of KeyBank from
                                             April 1998 to March 2000; Vice Chairman of
                                             BankAmerica Corporation and Bank of America
                                             NT&SA from May 1993 to October 1996
Henry L. Kotkins, Jr. ...............  52    President & Chief Executive Officer of Skyway       1995
                                             Luggage Company(1)
William E. Walsh.....................  69    General Manager of the San Francisco 49ers since    1993
                                             January 1999; author and management consultant
                                             from January 1993 to December 1998

---------------
(1) Henry L. Kotkins, Jr. is a member of the Board of Directors of Skyway Luggage Company, a privately-held company.

  DIRECTORS CONTINUING IN OFFICE FOR A TERM ENDING AT THE 2002 ANNUAL MEETING

                                                                                               SERVED AS
                                                    PRINCIPAL OCCUPATIONS AND BUSINESS         DIRECTOR
                NAME                   AGE          EXPERIENCE DURING PAST FIVE YEARS            SINCE
                ----                   ---          ----------------------------------         ---------
Maryellen C. Herringer...............  57    Attorney-at-law; Executive Vice President,          1993
                                             General Counsel & Corporate Secretary of APL
                                             Limited from 1991 to 1997(2)
Charles T. Horngren..................  74    Edmund W. Littlefield Professor of Accounting,      1973
                                             Emeritus, Stanford Business School; author and
                                             consultant(3)
Martinn H. Mandles...................  60    Chairman of the Board of the Company since          1991
                                             December 1997; Chief Administrative Officer
                                             since November 1991; Executive Vice President
                                             from November 1991 to December 1997

  DIRECTORS CONTINUING IN OFFICE FOR A TERM ENDING AT THE 2003 ANNUAL MEETING

                                                                                               SERVED AS
                                                    PRINCIPAL OCCUPATIONS AND BUSINESS         DIRECTOR
                NAME                   AGE          EXPERIENCE DURING PAST FIVE YEARS            SINCE
                ----                   ---          ----------------------------------         ---------
Linda Chavez.........................  53    President of the Center for Equal Opportunity;      1997
                                             nationally syndicated columnist and television
                                             commentator
Henrik C. Slipsager..................  46    President & Chief Executive Officer of the          2000
                                             Company since November 2000; Executive Vice
                                             President of the Company and President of the
                                             Janitorial Services Division from November 1999
                                             to October 2000; Senior Vice President of the
                                             Company and Executive Vice President of the
                                             Janitorial Services Division from January 1997
                                             to October 1999; President of 2M Invest of
                                             Denmark from October 1994 to December 1996
Theodore Rosenberg...................  92    Vice Chairman of the Company's Executive            1962
                                             Committee since November 2000; Chairman of the
                                             Executive Committee from January 1990 to
                                             October 2000(4)
William W. Steele....................  64    Chairman of the Company's Executive Committee       1988
                                             since November 2000; President & Chief Executive
                                             Officer of the Company from November 1994 to
                                             October 2000(5)

---------------
(2) Maryellen C. Herringer is a member of the Board of Directors of Golden West Financial Corporation, a publicly-held company; and World Savings Bank, a wholly-owned subsidiary of Golden West Corporation.

(3) Charles T. Horngren is a member of the Board of Directors of Interplast, Inc., a privately-held company.

(4) Theodore Rosenberg retired as an officer and employee of the Company as of December 31, 1989 after sixty-one years of service. He retains his position as a director of the Company and also serves as a consultant to the Company.

(5) William W. Steele retired as an officer and employee of the Company effective as of October 31, 2000 after forty-three years of service. He retains his position as a director of the Company, and also serves Chairman of the Executive Committee of the Board.

             FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

COMMITTEES OF THE BOARD

     The standing committees of the Board are the Audit Committee, Executive Committee, Executive Officer Compensation & Stock Option Committee, and the Nominating, Governance & Succession Committee. The members and functions of these committees are as follows:

     Audit Committee. The Audit Committee oversees the corporate financial reporting process and the internal and external audits of the Company, helping to ensure that there is effective communication among the Board, management and outside auditors. The responsibilities of the Audit Committee include: (1) recommending outside auditors for approval by the Board, (2) approving fees for the annual audit and related services, (3) ensuring the independence of the outside auditors, (4) reviewing the Company's system of internal accounting controls, (5) reviewing the Company's quarterly and annual financial statements, and discussing them with management and the independent auditors, and (6) making inquiries into matters within the scope of the Audit Committee's functions and retaining outside counsel if it is deemed appropriate in connection with such inquiries. The current members of the Audit Committee are Charles T. Horngren, Chairman; Luke S. Helms and Maryellen C. Herringer.

     Executive Committee. The Executive Committee has the authority to exercise all power and authority of the Board in the management of the business and affairs of the Company, except for: (1) any functions delegated to other committees of the Board, and (2) any powers which, under Delaware law, may only be exercised by the full Board. The current members of the Executive Committee are William W. Steele, Chairman; Theodore Rosenberg, Vice Chairman; Martinn H. Mandles and Henrik C. Slipsager.

     Executive Officer Compensation & Stock Option Committee. The Executive Officer Compensation & Stock Option Committee is responsible for: (1) reviewing and recommending to the Board the compensation and other contractual terms and conditions for employment of: (a) the Company's executive officers, and (b) any and all former executive officers of the Company who continue or resume service to the Company as non-officer employees or independent contractors, (2) reviewing the compensation and other contractual terms of other corporate or subsidiary employees whose annual cash compensation exceeds $250,000, (3) administering the Company's stock option plans and authorizing grants thereunder, and (4) administering the Company's employee stock purchase plan. The current members of the Executive Officer Compensation & Stock Option Committee are Maryellen C. Herringer, Chairman; Henry L. Kotkins, Jr. and William E. Walsh.

     Nominating, Governance & Succession Committee. The Nominating, Governance & Succession Committee is responsible for: (1) making recommendations to the Board as to the optimal number of directors on the Board, (2) reviewing and recommending criteria and candidates for selection of new directors and the reelection of incumbent directors, (3) reviewing and recommending management succession plans, and (4) all matters of corporate governance. The current members of the Nominating, Governance & Succession Committee are Luke S. Helms; Chairman, Linda Chavez and Henry L. Kotkins, Jr.

MEETINGS AND ATTENDANCE

     During the fiscal year ended October 31, 2000 ("Fiscal 2000"), the Board met four times; the Executive Committee met twenty-six times; the Audit Committee met four times; the Executive Officer Compensation & Stock Option Committee met twice; and the Nominating, Governance & Succession Committee met twice. During this period, the only director who attended fewer than seventy-five percent of the total number of meetings of the Board and Committees of which he was a member was William E. Walsh.

COMPENSATION OF DIRECTORS

     During Fiscal 2000, Directors who were not current employees of the Company ("Outside Directors") were paid retainer fees of $24,000 per year and $2,000 for each Board or Committee meeting attended. With the exception of Theodore Rosenberg who served as Chairman of the Executive Committee without receiving an additional retainer fee, Outside Directors who served as chairpersons of the standing committees of the Board received an additional retainer fee of $2,000 per year. Pursuant to the terms of the Company's Time-Vested Incentive Stock Option Plan adopted in 1987, as amended, each Outside Director also received an annual grant of stock options in the amount of 5,000 shares of ABM Common Stock on the first day of Fiscal 2000. In addition, each Outside Director was entitled to receive $350 per hour for each hour of other services rendered to the Company. In Fiscal 2000, the aggregate amount paid to Outside Directors for additional services was $8,000. The Company also reimbursed its Outside Directors for expenses incurred in attending Board and committee meetings, and for certain other out-of-pocket expenses.

     Since June 1992, the Company has entered into Director Retirement Benefit Agreements with all Outside Directors. These agreements provide that, upon the retirement of such Outside Directors from the Board, the Company will pay them the monthly retainer they were receiving at the time of their retirement (subject to a ten percent reduction for every year of service as an Outside Director less than ten) for a maximum period of ten years. The retired Director may elect to receive such payment monthly, or in a lump sum discounted to present value at the time of retirement. Directors under the age of seventy-two years who retire with fewer than five years of service as Outside Directors, however, are not entitled to any benefits under these agreements. The Company has also entered into Director Indemnification Agreements with each of its directors. These agreements, among other things, require the Company to indemnify its directors against certain liabilities that may arise by reason of their status or service as Directors, to the fullest extent provided by Delaware law.

     Theodore Rosenberg, an Outside Director of the Company since November 1990, retired as an officer and employee of the Company in December 1989. Pursuant to his previous employment contract, the Company made monthly payments to him of $8,333.33 for ten years. Since January 1990, Theodore Rosenberg has provided consulting services to the Company on a month-to-month basis, for which services he currently receives a fee of $8,333.33 per month in addition to the compensation set forth above for Outside Directors in general. The late Sydney
J. Rosenberg retired as a director, officer and employee of the Company in December 1997. Pursuant to his previous employment contract, the Company began and has continued making payments of $8,333.33 per month to Sydney J. Rosenberg or his estate for a period of ten years. The Company also provides medical benefits to the widow of Sydney J. Rosenberg in an amount not to exceed $6,000 per year. William W. Steele, an Outside Director of the Company since November 2000, retired as an officer and employee of the Company in October 2000. Pursuant to his previous employment contract, the Company will begin making payments of $8,333.33 per month for a period of ten years commencing on Mr. Steele's sixty-fifth birthday. The Company will also provide medical and dental benefits for William W. Steele and his wife until each is age seventy-five, and for their minor child until such time as he is no longer an eligible dependent. The current estimated cost of these benefits is $1,433.05 per month. Since November 2000, William W. Steele has served as Chairman of the Executive Committee of the Board on a month-to-month basis, for which services he currently receives a retainer fee of $8,333.33 a month in addition to the compensation set forth above for Outside Directors in general.

                       THE BOARD OF DIRECTORS UNANIMOUSLY
                      RECOMMENDS A VOTE "FOR" ALL NOMINEES

ITEM 2 -- AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN

     Since 1970, the Stockholders have approved seven consecutive stock purchase plans to provide employees of the Company and its subsidiaries with an opportunity to purchase ABM Common Stock through payroll deductions. The current Employee Stock Purchase Plan (the "Plan") was approved by Stockholders and became effective in March 1985. The Stockholders have also approved several amendments to the Plan increasing the number of shares of ABM Common Stock issuable under the Plan after employees have purchased most or all of the shares previously approved. On December 19, 2000, the Board adopted an amendment to the Plan to increase by 1,200,000 shares the ABM Common Stock issuable under the Plan. This amendment is subject to Stockholder approval at the 2001 Annual Meeting. The following discussion provides a summary of the Plan.

     Every employee of the Company and of its subsidiaries is eligible to participate in the Plan, except that an employee is not eligible if he or she owns or has the right to acquire five percent or more of the voting stock of the Company or of any subsidiary of the Company. (There are no such employees at this time.) As of December 31, 2000, approximately 60,000 employees were eligible to participate, and 3,558 employees were then purchasing approximately 50,000 shares per month. As of that date, 197,690 shares remained available for future issuance under the Plan, which necessitates Stockholder approval of additional shares if the Plan is to continue after the current offering period expires on April 31, 2001.

     The Plan is administered by the Executive Officer Compensation & Stock Option Committee of the Board (the "Committee"). The Committee has the authority to make rules and regulations to administer the Plan. The interpretations and decisions of the Committee are conclusive and final.

     The Board has the discretion to amend or terminate the Plan at any time. The Plan shall continue until the earliest of: (i) the day on which participating employees become entitled to purchase a number of shares equal to or greater than the number of shares available for purchase under the Plan, or
(ii) the termination of the Plan at any time at the discretion of the Board. Upon termination of the Plan, any cash balance in the payroll deduction accounts of participating employees will be refunded. In the event of any stock split or other change in the capital structure of the Company, appropriate adjustments will be made in the number, class and purchase price of the shares available for purchase under the Plan.

     Eligible employees can voluntarily elect to invest up to ten percent (but no less than one percent) of their cash compensation through after-tax payroll deductions for the purchase of shares of ABM Common Stock under the Plan. Employees elect to participate for offering periods which last one year, currently from May 1 of that year through April 30 of the next year. After an offering period has begun, an employee may increase or decrease his or her contribution percentage subject to the applicable provisions of the Plan. Employees who have joined the Plan are automatically re-enrolled for the next offering period, provided, however that an employee may cancel his or her enrollment at any time, subject to the applicable provisions of the Plan.

     Shares and/or fractional shares of ABM Common Stock are purchased on the last business day of each calendar month during the offering period. The purchase price of the shares purchased is eighty-five percent of the lower of:
(i) the Fair Market Value of ABM Common Stock on the first business day of the offering period, or (ii) the Fair Market Value of ABM Common Stock on purchase date. "Fair Market Value" means the average of the highest and lowest reported trades of ABM Common Stock on the New York Stock Exchange Composite Tape for that date or, if there were no trades on that date, the Fair Market Value per share on the nearest trading day before that date. However, during any offering period, no employee may purchase more than $25,000 of ABM Common Stock under the Plan, based on the Fair Market Value of ABM Common Stock on the first day of the applicable offering period.

     An employee's participation in the Plan ends when: (i) the employee withdraws from the Plan, (ii) the employee's employment with the Company ceases for any reason, or (iii) the Plan is amended or terminated in such a way that the employee is no longer eligible to participate.

     Because the number of shares that may be purchased under the Plan is determined, in part, by the Fair Market Value of ABM Common Stock on the first day of the offering period or on the date of purchase, and because each employee's participation in the Plan is voluntary, the actual number of shares of ABM Common Stock that may be purchased by any or all participants cannot be determined in advance.

     Based on the Company's interpretation of current federal income tax law, the tax consequences of selling shares of ABM Common Stock purchased under the Plan generally are as follows:

     The Plan is intended to qualify under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). An employee will not have taxable income when shares of ABM Common Stock are purchased for him or her, but income taxes will generally be due when the employee sells or otherwise disposes of stock purchased through the Plan.

     For shares of ABM Common Stock that are not disposed of until more than two years after the first day of the applicable offering period (the "two-year holding period"), any gain up to the amount of the discount

(if any) from the market price of ABM Common Stock on the enrollment date (or re-enrollment date) is taxed as ordinary income. Any additional gain above that amount is taxed at long-term capital gain rates. If, after the two-year holding period, the employee sells the stock for less than the purchase price, the difference is a long-term capital loss. On shares sold within the two-year holding period, the discount from the market price of ABM Common Stock on the purchase date is taxed as ordinary income. Additional gain or loss is treated as a long-term or short-term capital gain or loss. The purchase date begins the holding period for determining whether any gain or loss is short-term or long-term.

     The Company generally receives a deduction for federal income tax purposes for the ordinary income an employee recognizes when the employee disposes of stock purchased under the Plan within the two-year holding period. The Company does not receive a deduction for shares disposed of after such two-year holding period.

     The following table sets forth: (i) the aggregate number of shares of ABM Common Stock which were purchased under the Plan during Fiscal 2000, and (ii) the average price per share paid for such shares.

           EMPLOYEE STOCK PURCHASE PLAN PURCHASES IN LAST FISCAL YEAR
                              INDIVIDUAL PURCHASES

                                                              NUMBER OF SHARES    AVERAGE PER SHARE
                NAME AND THEN CURRENT TITLE                      PURCHASED         PURCHASE PRICE
                ---------------------------                   ----------------    -----------------
William W. Steele...........................................          -0-                 -0-
  President & Chief Executive Officer
Henrik C. Slipsager.........................................          881              $19.93
  Executive Vice President of the Company, and President of
  the Janitorial Services Division
Martinn H. Mandles..........................................          881              $19.93
  Chairman of the Board & Chief Administrative Officer
Jess E. Benton, III.........................................        1,181              $19.93
  Executive Vice President
David H. Hebble.............................................        1,138              $19.93
  Senior Vice President & Chief Financial Officer
Executive Group.............................................       10,187              $19.93
Non-Executive Director Group(1).............................          n/a                 n/a
Non-Executive Officer Employee Group........................      608,641              $19.93

---------------
(1) Directors who are not employees of the Company are not eligible to participate in the Plan.

     The affirmative vote of a majority of the shares presented at the 2001 Annual Meeting and entitled to vote on this proposal will be necessary to approve adoption of the amendment. The Board believes that the Plan has been valuable to the Company in recruiting, retaining and rewarding employees upon whom the success of the Company depends.

              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE EMPLOYEE STOCK PURCHASE PLAN

ITEM 3 -- APPROVAL OF THE COMPANY'S 2001 PRICE-VESTED PERFORMANCE STOCK OPTION PLAN

     On December 19, 2000, the Board adopted the 2001 Price-Vested Performance Stock Option Plan (the "2001 Plan"). Adoption of the 2001 Plan is subject to Stockholder Approval at the 2001 Annual Meeting. The following discussion provides a summary of the 2001 Plan.

PURPOSE OF THE PLAN

     The 2001 Plan is intended to help recruit, motivate, retain and reward senior executives. The 2001 Plan is also intended to provide the Company and its subsidiaries with the ability to utilize incentives more directly linked to increasing the price per share of ABM Common Stock.

ADMINISTRATION

     The 2001 Plan will be administered by the Committee. Members of the Committee must qualify as "non-employee directors" under Rule 16b-3 of the Securities and Exchange Act of 1934, and as "outside directors" under Section 162(m) of the Code.

     Subject to the terms of the 2001 Plan, the Committee has the sole discretion to determine the participants in the Plan, the number of shares of ABM Common Stock to be covered by each stock option ("Option") granted, and the terms and conditions of such grants, except that during the life of the 2001 Plan, no participant may be granted Options for more than 100,000 shares. The Committee also has the authority to adopt, alter and repeal administrative rules, guidelines and practices, to interpret the terms and provisions of the 2001 Plan and any Option issued thereunder and to otherwise supervise the administration of the 2001 Plan.

GENERAL

     The number of shares authorized for issuance under the 2001 Plan is 2,000,000. If an Option granted under the 2001 Plan terminates without being exercised, shares subject to such Option will be available for future grants under the Plan. None of the Options will be "incentive stock options" within the meaning of Section 422 of the Code.

     In the event of a merger, reorganization, consolidation, recapitalization, stock split, extraordinary distribution with respect to the ABM Common Stock or other similar event affecting the ABM Common Stock, the Committee or the Board will make adjustments or substitutions, as appropriate, in the number, class and option price of shares authorized or outstanding as Options.

ELIGIBILITY

     The Committee has established that certain groups of executives who are actively employed on a full-time basis by the Company or its subsidiaries, and who are responsible for or contribute to the profitable growth of the Company or its subsidiaries, are eligible to receive Options under the 2001 Plan.

TERM OF OPTIONS

     The term of each Option will be ten years, unless earlier terminated under the circumstances described below.

EXERCISE PRICE OF OPTIONS

     In general, the exercise price of each Option will be the Fair Market Value per share of ABM Common Stock on the grant date. However, the exercise price of each option granted on December 19, 2000, will be the greater of: (i) the Fair Market Value of $30.75 per share of ABM Common Stock on December 19, 2000, or
(ii) the Fair Market Value per share of ABM Common Stock on the date of Stockholder approval of the Plan. "Fair Market Value" means, as of any given date, the average of the highest and lowest reported trades of ABM Common Stock on the New York Stock Exchange Composite Tape for that date or, if there were no trades on that date, the Fair Market Value per share on the nearest trading day after that date. The exercise price of each Option must be paid in full in cash at the time of exercise.

EXERCISABILITY AND VESTING OF OPTIONS

     Each Option is exercisable only if such Option has vested. Each Option has assigned to it by the Committee a vesting price (the "Vesting Price") which will be used to provide for accelerated vesting so that such Option will vest immediately if, on or before the close of business on the fourth anniversary of its grant date, the Fair Market Value of ABM Common Stock at least equals the Vesting Price with respect to the Option for ten trading days in any period of thirty consecutive trading days. In no event, however, may any Option be exercised sooner than the first anniversary of its grant date. Any Option that has not vested on or before the close of business on the fourth anniversary of its grant date will vest at the close of business on the business day immediately preceding the eighth anniversary of its grant date, if such Option has not previously terminated.

     If the optionee's employment terminates by reason of death or disability or if such employment is terminated by the Company without cause, those Options will be exercisable only within ninety days of termination, and only if those Options are then vested. If the optionee's employment terminates by reason of retirement or other "voluntary quit" prior to the vesting of an Option, those Options will terminate immediately. If the optionee's employment is terminated by the Company for cause prior to the vesting of an Option, those unexercised Options will terminate immediately. If the optionee's employment is terminated for any reason after an Option has vested, those Options will be exercisable only within ninety days of such termination.

     The right of any participant to exercise an Option may not be transferred in any way other than (i) pursuant to a beneficiary designation satisfactory to the Committee, or (ii) by will or the laws of descent and distribution. All Options are exercisable by an optionee during his or her lifetime only by the Optionee, or any guardian or legal representative or permitted transferee.

2001 PLAN AWARDS

     As described earlier, the Committee has discretion to determine the number of Options (if any) to be granted to any individual under the 2001 Plan. Accordingly, the actual number of Options to be granted to any individual is not determinable. Subject to Stockholder approval of the 2001 Plan, on December 19, 2000, the Committee granted Options to the executives listed in the table below, in the amounts and at the exercise prices and vesting prices indicated (collectively, the "2001 Plan Grants").

             2001 PRICE-VESTED PERFORMANCE STOCK OPTION PLAN GRANTS
                               INDIVIDUAL GRANTS

                                                       NUMBER OF    EXERCISE PRICE
              NAME AND CURRENT TITLE(S)                 SHARES       PER SHARE(1)     VESTING PRICE(2)
              -------------------------                ---------    --------------    ----------------
William W. Steele(3).................................       n/a            n/a                n/a
  Former President & Chief Executive Officer
Henrik C. Slipsager..................................    25,000         $30.75             $35.00
  President & Chief Executive Officer                    25,000          30.75              40.00
                                                         25,000          30.75              45.00
                                                         25,000          30.75              50.00
Martinn H. Mandles...................................    20,000         $30.75             $35.00
  Chairman of the Board & Chief Administrative
     Officer                                             20,000          30.75              40.00
                                                         20,000          30.75              45.00
                                                         20,000          30.75              50.00
Jess E. Benton III...................................    20,000         $30.75             $35.00
  Executive Vice President & Chief Operating Officer     20,000          30.75              40.00
                                                         20,000          30.75              45.00
                                                         20,000          30.75              50.00
David H. Hebble......................................    10,000         $30.75             $35.00
  Senior Vice President & Chief Financial Officer        10,000          30.75              40.00
                                                         10,000          30.75              45.00
                                                         10,000          30.75              50.00
Executive Group......................................   130,000         $30.75             $35.00
                                                        130,000          30.75              40.00
                                                        130,000          30.75              45.00
                                                        130,000          30.75              50.00
Non-Executive Director Group(4)......................       n/a            n/a                n/a
Non-Executive Officer Employee Group.................   190,000         $30.75             $35.00
                                                        190,000          30.75              40.00
                                                        190,000          30.75              45.00
                                                        190,000          30.75              50.00

---------------
(1) The exercise price of each Option will be the greater of: (i) $30.75 or (ii) the Fair Market Value per share of ABM Common Stock on the date of Stockholder approval of the Plan.

(2) See discussion under "Exercisability and Vesting Options."

(3) Not eligible to participate in the 2001 Plan adopted on December 19, 2000, as Mr. Steele had retired as an officer and employee of the Company on October 31, 2000.

(4) Not eligible to participate in the 2001 Plan.

CHANGE IN CONTROL

     Options will become fully vested and exercisable upon a Change in Control (as defined in the 2001 Plan) during the ninety day period from and after a Change in Control. The 2001 Plan also provides that during the ninety-day period following a Change in Control, the holder of an Option has the right to surrender such Options for cash in an amount equal to the difference between the "Change in Control Price" (as defined in the 2001 Plan) and the exercise price.

AMENDMENT AND TERMINATION

     The 2001 Plan will terminate on December 19, 2010. The Committee may amend or terminate the 2001 Plan as of any earlier date.

TAX ASPECTS

     The following discussion is intended to provide an overview of the U.S. federal income tax laws which are generally applicable to awards granted under the 2001 Plan as of the date of this Proxy Statement. People in differing circumstances may have different tax consequences, and the tax laws may change in the future. This discussion is not to be construed as tax advice.

     A participant will not realize income at the time an Option is granted. Instead, upon exercise of the Option, the participant will recognize ordinary income equal to the difference between the Fair Market Value of the shares on the date of exercise and the exercise price. Any price gain or loss recognized upon any later disposition of the shares generally will be capital gain or loss.

     The Company generally will be entitled to a tax deduction for an award in an amount equal to the ordinary income realized by the participant at the time the participant exercises an Option. In addition, Section 162(m) of the Code contains special rules regarding the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and to each of the other four most highly compensated executive officers. The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1 million. However, the Company can preserve the deductibility of certain compensation in excess of $1 million if it complies with conditions imposed by Section 162(m), including the establishment of a maximum number of shares with respect to which Options may be granted to any one employee. The 2001 Plan has been designed so that Options granted thereunder will qualify as performance-based compensation, thereby preserving the deductibility.

     The affirmative vote of the majority of the shares represented at the 2001 Annual Meeting and entitled to vote on this proposal will be necessary to approve the 2001 Plan. The Board believes that option plans like the 2001 Plan have been valuable to the Company in attracting and retaining the services of key executives upon whom the Company's success depends.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO
                             APPROVE THE 2001 PLAN

                             EXECUTIVE COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

     The compensation of the Chief Executive Officer and the four other most highly compensated executive officers of the Company for all services in all capacities rendered to the Company and its subsidiaries during the fiscal years ended October 31, 2000, 1999 and 1998 is set forth below. Columns regarding "Other Annual Compensation," "Restricted Stock Awards," "Long-Term Incentive Plan Payouts" and "All Other Compensation" are excluded because no reportable payments in those categories were made to these executive officers in or for the relevant years.

                                                                                         LONG TERM
                                                                                        COMPENSATION
                                                                                           AWARDS
                                                                                        ------------
                                                             ANNUAL COMPENSATION(L)        STOCK
                                                   FISCAL    -----------------------      OPTIONS
         NAME AND THEN CURRENT TITLE(S)             YEAR     SALARY($)     BONUS($)      GRANTED(#)
         ------------------------------            ------    ----------    ---------    ------------
William W. Steele................................   2000      $632,942     $256,691           -0-
  President from November 1991 to October 2000;     1999       605,107      496,466           -0-
  Chief Executive Officer from November 1994        1998       577,944      484,544        15,000
  to October 2000
Henrik C. Slipsager..............................   2000      $401,322     $189,047           -0-
  Executive Vice President of the Company, and      1999       383,673      118,870           -0-
  President of the Janitorial Services Division     1998       366,450      106,126        42,500
  since November 1999; Senior Vice President of
  the Company, and Executive Vice President of
  the Janitorial Services Division from January
  1997 to October 1999
Martinn H. Mandles...............................   2000      $424,840     $128,436           -0-
  Chairman of the Board since December 1997;        1999       406,157      248,233           -0-
  Chief Administrative Officer since November
     1991                                           1998       387,925      242,272        12,500
Jess E. Benton III...............................   2000      $355,059     $151,002           -0-
  Executive Vice President of the Company since     1999       339,445      145,291           -0-
  November 1999; Senior Vice President of the       1998       324,207      124,849        12,500
  Company from July 1994 to October 1999
David H. Hebble..................................   2000      $329,972     $108,323        32,500
  Senior Vice President of the Company since        1999       313,549      104,226           -0-
  November 1999; Chief Financial Officer of the     1998       299,474       89,562           -0-
  Company since October 1979; Vice President of
     the
  Company from October 1979 to October 1999

---------------
(1) Includes amounts deferred under the Company's Deferred Compensation Plan.

STOCK OPTIONS GRANTED TO EXECUTIVE OFFICERS

     The following table sets forth certain information regarding stock options granted during the last fiscal year to the executive officers named in the Summary Compensation Table.

                    STOCK OPTION GRANTS IN LAST FISCAL YEAR
                               INDIVIDUAL GRANTS

                                                                                            POTENTIAL REALIZABLE
                                                                                              VALUE AT ASSUMED
                                 NUMBER OF                                                  ANNUAL RATES OF STOCK
                                 SECURITIES   PERCENT OF TOTAL                                APPRECIATION FOR
                                 UNDERLYING   OPTIONS GRANTED    EXERCISE OR                   OPTION TERM(1)
                                  OPTIONS       TO EMPLOYEES     BASE PRICE    EXPIRATION   ---------------------
NAME AND THEN CURRENT TITLE(S)    GRANTED      IN FISCAL YEAR      ($/SH)         DATE        $@5%      $@10%(2)
------------------------------   ----------   ----------------   -----------   ----------   ---------   ---------
William W. Steele..............       -0-           -0-            -0-            n/a         n/a         n/a
  President &
  Chief Executive Officer
Henrik C. Slipsager............       -0-           -0-            -0-            n/a         n/a         n/a
  Executive Vice President of
  the Company, and President of
  the Janitorial Services
  Division
Martinn H. Mandles.............       -0-           -0-            -0-            n/a         n/a         n/a
  Chairman of the Board & Chief
  Administrative Officer
Jess E. Benton III.............       -0-           -0-            -0-            n/a         n/a         n/a
  Executive Vice President
David H. Hebble................    20,000(2)        5.3            $20.75       (5)         $261,035    $661,303
  Senior Vice President &          10,000(3)        5.8            $20.75       (6)         $130,517    $330,651
  Chief Financial Officer           2,500(4)        3.3            $20.75       (7)         $ 32,629    $ 82,663

---------------
(1) The dollar amounts under these columns are the result of calculations at the five percent and ten percent annual rates of stock appreciation prescribed by the Securities and Exchange Commission and are not intended to forecast future appreciation, if any, of the Company's stock price. No gain to the optionee is possible without an increase in the price of the Company's stock, which will benefit all Stockholders. A term of ten years has been used in calculating assumed appreciation.

(2) Options granted under the Price-Vested Performance Stock Option Plan, which vest according to a schedule tied to the price of the Company's ABM Common Stock. Options have been assigned four incremental vesting price goals of $25, $30, $35 and $40. One-fourth of the total number of options granted become exercisable immediately if, on or before the close of business on the fourth anniversary of the grant date, the Fair Market Value of ABM Common Stock (as defined under that Plan) is equal to or greater than the assigned vesting price for that increment for ten trading days in any period of thirty consecutive trading days. Any stock option that has not vested on or before the close of business on the business day immediately following the fourth anniversary of its grant date shall vest at the close of business on the business day immediately preceding the eighth anniversary of its date of grant, if such options have not previously terminated.

(3) Options granted under the Time-Vested Incentive Stock Option Plan, which vest at a rate of twenty percent per year over a period of five years.

(4) Options granted under the Age-Vested Career Stock Option Plan. Fifty percent of these options vest on Mr. Hebble's sixty-first birthday, and the balance vest on his sixty-fourth birthday.

(5) The right to exercise these stock options expires on the earlier of ten years from the grant date or upon termination of employment. If termination is due to death or disability, the right to exercise expires within ninety days of such termination. However, these stock options may be immediately exercised in the event of a "Change of Control" as defined in the Price-Vested Performance Stock Option Plan.

(6) The right to exercise these options expires three months after termination of employment. However, these stock options may be immediately exercised in the event of a "Change of Control" as defined in the Time-Vested Incentive Stock Option Plan.

(7) The right to exercise these options expires one year after termination of employment. However, these stock options may be immediately exercised in the event of a "Change of Control" as defined in the Age-Vested Career Stock Option Plan.

OPTIONS EXERCISED BY EXECUTIVE OFFICERS

     The following table sets forth certain information regarding options exercised and owned by the executive officers named in the Summary Compensation Table.

             AGGREGATED STOCK OPTION EXERCISES IN LAST FISCAL YEAR
                    AND FISCAL YEAR-END STOCK OPTION VALUES

                                                                   COMMON SHARES
                                                                    UNDERLYING               VALUE OF UNEXERCISED
                                  SHARES                        UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                                 ACQUIRED                       ON OCTOBER 31, 2000         ON OCTOBER 31, 2000(1)
                                    ON           VALUE      ---------------------------   ---------------------------
NAME AND THEN CURRENT TITLE(S)  EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
------------------------------  -----------   -----------   -----------   -------------   -----------   -------------
William W. Steele...........        -0-           -0-         155,500        35,000       $1,490,600     $  290,313
  President & Chief
  Executive Officer
Henrik C. Slipsager.........        -0-           -0-          46,000        46,500          278,000        158,875
  Executive Vice President
  of the Company, and
  President of the Janitorial
  Services Division
Martinn H. Mandles..........        -0-           -0-         138,000        80,500        1,652,465      1,054,590
  Chairman of the Board &
  Chief Administrative
  Officer
Jess E. Benton III..........        -0-           -0-         115,000        73,500        1,459,903      1,062,888
  Executive Vice President
David H. Hebble.............        -0-           -0-         107,000        80,500        1,459,382        116,125
  Senior Vice President &
  Chief Financial Officer

---------------
(1) the value of unexercised in-the-money options equals the difference between the stock option exercise price and $27.938, the closing price of ABM Common Stock on the New York Stock Exchange on October 31, 2000, multiplied by the number of shares underlying the stock option.

SERVICE AWARD BENEFIT PLAN

     The Company's Service Award Benefit Plan is an unfunded "severance pay plan" as defined in the Employee Retirement Income Security Act of 1974, as amended. All qualified employees, as defined in the Service Award Benefit Plan, earning more than the Internal Revenue Service determination of a highly compensated individual as determined each calendar year (currently over $85,000), are eligible for benefits under the plan. The Company has a separate 401(k) & Profit Sharing Plan (the "401(k) Plan") for all qualified employees, as defined in the 401(k) Plan, who earn less than such amount. The Service Award Benefit Plan provides that, upon termination, eligible employees will receive seven days pay for each full calendar year of employment subsequent to December 31, 1991. The Company, at its discretion, may also award additional days each year. The amount of the payment is based on the average annual compensation, up to a maximum of $175,000, received by the employee in the current calendar year and the two calendar years preceding termination. The amount of the payment under the plan, together with any other severance pay paid to the employee, cannot exceed two times the compensation received by the employee in the twelve-month period preceding the termination of employment. If employment terminates before the employee has been employed for five years, except in the case of death, disability or normal retirement of the employee, or if the employee is terminated for cause (such as theft or embezzlement), such employee forfeits any benefits payable under the plan. Following termination, eligible employees will receive their payments under the plan in two equal installments. Executives, managers and salespersons of the Company will receive their first payment in the eleventh month following termination and the second payment no later than the last day of the twenty-third month following termination. Other eligible employees will receive their first payment as soon as administratively possible following termination and their second payment in the thirteenth month following termination. The payment schedule may be waived for employees who terminate employment after reaching age sixty-two, or if termination results from death or total disability.

EMPLOYMENT AGREEMENTS

     The Company has entered into written employment agreements with all of its current executive officers, including four executive officers named in the Summary Compensation Table. These employment agreements provide for annual salaries in the following amounts for fiscal 2001: $650,000 for Henrik C. Slipsager, $445,232 for Martinn H. Mandles, $372,102 for Jess E. Benton III, and $343,715 for David H. Hebble. Unless earlier terminated or later extended pursuant to their terms, these employment agreements continue until October 31, 2003 for Henrik C. Slipsager and Martinn H. Mandles, October 31, 2001 for Jess
E. Benton III, and month-to-month for David H. Hebble. William W. Steele retired as an executive officer of the Company in October 2000. The employment agreements also provide for annual bonuses based on pretax profits, plus other customary benefits including, but not limited to, participation in the Company's group health, disability and life insurance programs. The Company also provides all of its executive officers with certain other perquisites, such as Company-provided automobiles or car allowances, an executive group health plan, club memberships and dues, and incidental personal benefits.

     The written employment agreements include several significant restrictions on increases in annual salary and on payment of annual bonuses that are set forth in the Executive Officer Compensation & Stock Option Committee Report on Executive Officer Compensation that follows.

     These written agreements also provide that after an executive officer's retirement, resignation, or other termination from full-time employment with the Company (but commencing no earlier than the executive officer's sixty-fifth birthday), the Company will pay them or their respective estates consulting fees in the following amounts: (i) for Henrik C. Slipsager, $12,000 per year for each year of employment completed between November 1, 1997 and December 31, 2006, plus $30,000 per year for each year of employment completed between March 1, 1998 and February 29, 2003, plus $170,000 per year for each year of employment completed between November 1, 2000 and October 31, 2005, all payable monthly over ten years; (ii) for Martinn H, Mandles, $500,000 payable monthly over ten years; (iii) for Jess E. Benton III, $250,000 payable monthly over ten years;
(iv) for David H. Hebble, $120,000, plus $6,000 per year for each year of employment completed between November 1, 1999 and October 31, 2004, payable monthly over ten years.

EXECUTIVE OFFICER COMPENSATION & STOCK OPTION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Maryellen C. Herringer, Henry L. Kotkins, Jr. and William E. Walsh currently serve as members of the Executive Officer Compensation & Stock Option Committee of the Board. They have no relationships with the Company other than as directors and Stockholders. During Fiscal 2000, no executive officer of the Company served as a director, or as a member of the compensation committee, or of any other for-profit entity other than subsidiaries of the Company.

EXECUTIVE OFFICER COMPENSATION & STOCK OPTION COMMITTEE REPORT ON COMPENSATION

February 1, 2001

To the Board of Directors:

     Introduction. Based upon its evaluation of the performance of both the Company and its executive officers, and subject to existing employment contracts, the Executive Officer Compensation & Stock Option Committee reviews and recommends to the Board the compensation and other terms and conditions of employment for: (i) all twelve executive officers of the Company, who are: the President & Chief Executive Officer, the Chairman of the Board & Chief Administrative Officer, the Executive Vice President & Chief Operating Officer, four Senior Vice Presidents (including the Chief Financial Officer), and five Vice Presidents (including the Controller & Chief Accounting Officer, and the Treasurer), and (ii) any former executive officer who continues or resumes service to the Company as a non-officer employee or consultant. The Committee also reviews the compensation and other terms and conditions of employment of any corporate or subsidiary employee whose annual cash compensation exceeds $250,000.

     Compensation Program. Because the Company is primarily a service business, the leadership of its executive officers is crucial to the Company's growth and prosperity. It is the Committee's goal that the policies underlying the Company's executive compensation programs support the Company's ultimate goal of enhancing stockholder value by providing services to customers at a profit to the Company. Each executive officer is compensated through a combination of annual salary and bonus, plus stock option grants from time-to-time. Subject to the terms and conditions of the written employment contracts described below, the Committee reviews the overall compensation of the executive officers primarily by evaluating their past performance, expectations as to their future performance, the Company's profitability and other factors such as length of service to the Company.

     To assist in its review, the Committee retains, from time-to-time, the services of an independent executive compensation consulting firm to evaluate the Company's compensation of its executive officers. The consultant reviewed the current compensation program during the last fiscal year and compared the cash, bonus and long term incentive compensation of executives against a peer group of companies providing business services similar to the Company and certain nationally published compensation surveys. Based upon the results of the evaluation undertaken by its consulting firm, the Committee believes that the Company's compensation program for its executive officers is fair and reasonable. Through the consistent and fair application of its executive compensation program, the Company believes it will be able to recruit, incentivize and retain executives who are best able to contribute to the overall success of the Company, including the Company's ultimate goal of enhancing stockholder value.

     Annual Salaries and Bonuses. The Company has entered into written employment agreements with all twelve of its executive officers which set forth the compensation and other terms and conditions of their employment with the Company. Under these written employment agreements, each executive officer receives cash compensation in the form of an annual salary, plus an annual bonus that is related directly to the profit before taxes of the Company on a consolidated basis or the division(s) of the Company for which that executive officer is responsible.

     For the Company's executive officers to be entitled to receive an increase in annual salary under their written employment agreements, the Company's earnings per share for each fiscal year must equal or exceed the Company's earnings per share for the previous fiscal year, in which case the annual salaries are increased by an amount equal to the percentage change in the American Compensation Association Index for the Western Region to a maximum of six percent per year.

     The annual bonus of each executive officer is either a percentage of profit for the current fiscal year, or it is a percentage of both the profit for the current fiscal year and any increase in profit over the previous fiscal year. All such bonuses are calculated and earned only after completion of the Company's annual audit. However, for any of the Company's executive officers to receive an annual bonus under the written employment agreements, the Company's annual earnings per share must exceed eighty percent of the Company's earnings per share for the previous fiscal year. The Committee views the annual bonus as an important part of the overall compensation of each executive officer because it provides each of them with a material stake in the financial performance of the Company and/or the division(s) of the Company for which they are responsible. The members of the Executive Officer Compensation & Stock Option Committee expect that such bonuses will represent a significant portion of an executive officer's annual salary if the Company and/or the applicable division(s) achieve their projected income, Accordingly, a portion of the compensation of each executive officer is related directly to the Company's profitability and, therefore, to the Company's ultimate goal of enhancing stockholder value.

     Prior to the expiration of a written employment agreement between the Company and an executive officer, the Committee will evaluate the compensation of that officer in accordance with the executive compensation program described above, focusing on motivating that officer to attain corporate and individual performance objectives.

     Other Compensation. The Company's executive officers are also eligible to participate in compensation and benefit programs generally available to other employees, including, but not limited to, the Company's group health, disability and life insurance programs. In accordance with the terms and conditions of the written employment agreements, the Company also provides its executive officers with certain perquisites, such as Company-provided automobiles or car allowances, an executive group health plan, club memberships and dues, and incidental personal benefits.

     Basis for CEO Compensation. The former Chief Executive Officer's cash compensation for the fiscal year ended October 31, 2000 was determined by such officer's employment contract. The Chief Executive Officer's compensation is evaluated in accordance with the factors and criteria used to evaluate all executive officers and is subject to the same limitations described above.

     IRS Section 162(m). The Company does not expect the deductibility limit of
Section 162(m) to have a material effect on the Company because cash compensation paid to each of the Company's executive officers currently is less than $1,000,000 per year. In addition, the Company believes that non-qualified stock options granted under the Company's stock option plans are exempt from the deductibility limitation because such options have been qualified as "performance-based" compensation under Section 162(m). Incentive stock options granted under the Company's stock option plans generally do not entitle the Company to a tax deduction without regard to Section 162(m).

                                          Executive Officer Compensation &
                                          Stock Option Committee

                                          Maryellen C. Herringer, Chairman
                                          Henry L. Kotkins, Jr., Member
                                          William E. Walsh, Member

EXECUTIVE OFFICER COMPENSATION & STOCK OPTION COMMITTEE REPORT ON STOCK OPTIONS

February 1, 2001

To the Board of Directors:

     The Executive Officer Compensation & Stock Option Committee administers the Company's stock option plans and authorizes grants thereunder. The Company's stock option plans provide executive officers and other employees with an opportunity to purchase a proprietary interest in the Company and thus encourage them to become and remain employed by the Company. The Committee views the granting of stock options and the ownership of stock as important mechanisms for relating overall compensation of executive officers and other employees directly to the Company's ultimate goal of enhancing stockholder value. During the fiscal year ended October 31, 2000, the Committee approved stock options for sixteen newly-hired or recently promoted employees to purchase a total of 72,500 shares under the Age-Vested Career Stock Option Plan adopted in 1984, as amended; approved stock options for two hundred twenty newly hired or recently promoted employees to purchase a total of 216,700 shares under the Time-Vested Incentive Stock Option Plan adopted in 1987, as amended, and approved stock options for five newly hired or recently promoted employees to purchase 180,000 stock options under the Price-Vested Performance Stock Option Plan adopted in 1996. Similar evaluations and grants have been made each year since 1997.

     In determining the levels of stock option grants available to employees, the Committee considers the employee's responsibility and performance, the Company's overall profitability, the aggregate number of such stock options that had been granted in recent years, and other factors such as length of service to the Company.

                                          Executive Officer Compensation &
                                          Stock Option Committee

                                          Maryellen C. Herringer, Chairman
                                          Henry L. Kotkins, Jr., Member
                                          William E. Walsh, Member

AUDIT COMMITTEE REPORT

February 1, 2001

     The Audit Committee of the Board is comprised of three directors, none of whom are officers or employees of the Company. The members of the Committee are:
Charles T. Horngren, Chairman; Maryellen C. Herringer and Henry L. Kotkins, Jr. The Board adopted a written charter for the Audit Committee on June 19, 2000, and it is included as an Appendix to this Proxy Statement. The Audit Committee recommends the selection of the Company's independent auditors for approval by the Board.

     The Audit Committee reviews the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for performing an independent audit of the consolidated financial statements to ensure that those statements were prepared in accordance with generally accepted accounting principles and report thereon to the Audit Committee. The Audit Committee reviews and monitors these processes.

     Within this framework, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors. Management of the Company has affirmed to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has discussed with the independent auditors those matters required to be discussed by Statement of Auditing Standards No. 61.

     In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has also discussed with the independent auditors, the auditor's independence from management and the Company. In connection with the new standards for independence of the Company's independent auditors promulgated by the Securities and Exchange Commission, the Audit Committee has undertaken to consider whether the provision of any non-audit services (such as internal audit assistance and tax-related services) by the Company's independent auditors is compatible with maintaining the independence of the independent auditors when the independent auditors are also engaged to provide non-audit services.

     The Audit Committee also discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits, their evaluation of the Company's internal controls and the overall quality of the Company's financial reporting.

     Based on these reviews and discussions, the Audit Committee has recommended to the Board that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended October 31, 2000.

                                          Audit Committee

                                          Charles T. Horngren, Chairman
                                          Luke S. Helms, Member
                                          Maryellen C. Herringer, Member

PERFORMANCE GRAPH

     Set forth below is a graph comparing the five-year cumulative total stockholder return on the Company's ABM Common Stock with the five-year cumulative total return of (a) the Standard & Poor's 500 and (b) a peer group of all companies that, like the Company, (i) are currently listed on the New York Stock Exchange, (ii) have been publicly-traded for at least five years and (iii) have a market capitalization of $625 million to $675 million (based on the most recent publicly available number of shares outstanding on December 31, 2000 and the closing price of such shares on that date). The peer group consists of the following companies, in addition to the Company: Acuson Corporation, Alliance World Dollar Government Fund II, Baldor Electric Co., Belden Inc., CH Energy Group Inc., Developers Diversified Realty, Diagnostic Products Corp., Dole Food Co., Inc., F & M National Corp., J. Hancock Bank and Thrift Opportunity Fund, Jefferies Group, Inc., Kaydon Corp., MacDermid Inc., Macerich Co., Manitowoc Company, Inc., Minerals Technologies Inc., Newhall Land & Farming Co., LP, Newpark Resources, Inc., Rehabcare Group Inc., Reliance Steel & Aluminum Co., Service Corp. International, Shandong Huaneng Ltd., J.M. Smucker Co., Southwest Gas Corp., SPS Technologies Inc., Summit Properties Inc., Sun International Hotels Ltd., UGI Corp. and UIL Holdings Corp.

     The market capitalization criteria for selecting companies to be included in the peer group differs from last year's proxy statement because of the increase in market capitalization of the Company between December 31, 1999 and December 31, 2000. Last year's peer group consisted of the following companies that, like the Company, had market capitalizations of $525 to $550 million at December 31, 1999: Atwood Oceanics, Bandag, C & D Technologies, China Eastern Airlines, Crown Pacific Partners, E'Town, Energen, Hanna (MA), Hayes Lemmerz International, Home Properties New York, Indiana Energy, Industrias Bachoco, JDN Realty, Jefferies Group, Kellwood, McDermott International, Metso, MFS Charter Income Trust, Moore Corporation, Northern Border Partners, Russ Berrie, Sigcorp, Simpson Manufacturing, SL Green Realty, Standard Register, Total Renal CareHoldings, Tricom, Vina Concha y Toro, Walden Residential Properties, Walter Industries, and Washington REIT.

     The Company does not believe it can reasonably identify a peer group of companies on an industry or line-of business basis for the purpose of developing a comparative performance index. The facility services industry is highly fragmented, primarily consisting of privately-owned businesses that provide a limited range of services on a local or regional basis. While the Company is aware that some other publicly-traded companies market services in one or more of the Company's nine lines-of-business, none of these other companies provide most or all of the services offered by the Company, and many offer other services or products as well. Moreover, some of these other companies that engage in one or more of the Company's nine lines-of-business do so through divisions or subsidiaries that are not publicly-traded and/or reported. For all of these reasons, no such comparison would, in the opinion of the Company, provide a meaningful index of comparative performance.

     The comparisons in the following graph are based on historical data and are not indicative of, or intended to forecast, the possible future performance of ABM Common Stock.

               FIVE-YEAR CUMULATIVE TOTAL RETURN TO STOCKHOLDERS*

* Assumes (a) $100.00 invested on November 1, 1995, and (b) immediate reinvestment of interim dividends.

                                    [GRAPH]

Fiscal Years
   Ended
October 31st               1995    1996    1997    1998    1999    2000
------------               ----    ----    ----    ----    ----    ----
Company's:

ABM Industries
 Incorporated**            100     136     213     224     194     232

Broad Market:

Standard and
 Poor's 500
 Index**                   100     124     164     200     251     267

Peer Group:

Market capitalization
 of $625-$675 million,
 listed on NYSE
 and publicly
 traded for at
 least five years**        100     128     157     157     113     111

* Source: Standard & Poor's Computer Data Services

                             PRINCIPAL STOCKHOLDERS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information as to the persons or entities known to the Company to be beneficial owners of more than five percent of ABM Common Stock as of December 31, 2000.

           NAME AND ADDRESS OF BENEFICIAL OWNERS              NUMBER OF SHARES    PERCENT(1)
           -------------------------------------              ----------------    ----------
The Theodore Rosenberg Trust(2)(3)..........................     2,390,778          10.5%
  295-89th Street, Suite 200
  Daly City, California 94015
The Sydney J. Rosenberg Trusts(2)(4)........................     2,243,824           9.7%
  c/o Bank of America N.A.
  2049 Century Park East, Suite 200
  Los Angeles, California 90067
GeoCapital, LLC(5)..........................................     1,751,948           7.6%
  825 Third Avenue
  New York, New York 10022

---------------
(1) Based on a total of 23,161,566 shares of ABM Common Stock outstanding as of December 31, 2000.

(2) Agreements establishing and between The Sydney J. Rosenberg Trusts and The Theodore Rosenberg Trust (the "Trusts") each contain provisions that request their respective Trustees to act in concert with each other, and that prohibit the sale, transfer or distribution prior to January 1, 2006 of the ABM Common Stock held in the Trusts (except in connection with the sale or exchange by both Trusts of all or substantially all of their ABM Common Stock). Because these Trusts may act in concert with each other, they constitute a group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Accordingly, each Trust may be deemed to own an aggregate of 4,634,602 shares of ABM Common Stock, or approximately twenty percent of the outstanding ABM Common Stock. Subject to the foregoing, The Sydney J. Rosenberg Trusts and The Theodore Rosenberg Trust disclaim beneficial ownership of ABM Common Stock held by the other. The Sydney J. Rosenberg Trusts and The Theodore Rosenberg Trust may each be deemed to be a "control person" of the Company within the meaning of the Rules and Regulations of the Securities and Exchange Commission under the Exchange Act.

(3) Includes 2,369,778 shares of ABM Common Stock held by The Theodore Rosenberg Trust, a revocable trust of which Theodore Rosenberg is the only Trustee and sole beneficiary. Also includes 21,000 shares subject to outstanding stock options held by Theodore Rosenberg that were exercisable on or within 60 days after December 31, 2000.

(4) The Sydney J. Rosenberg Trusts are irrevocable trusts of which S. Brad Rosenberg, Martinn H. Mandles and Bank of America N.A. are the only Co-Trustees, and of which there are several beneficiaries (including S. Brad Rosenberg, but not Mr. Mandles). Except to the extent of his shared voting and investment power, Martinn H. Mandles disclaims beneficial ownership of the shares of ABM Common Stock held in the name of The Sydney J. Rosenberg Trusts.

(5) Based on information furnished to the Company by GeoCapital on February 2, 2001. GeoCapital, LLC, in its capacity as investment advisor, has sole dispositive power, but no voting power for all such shares.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table indicates, as to each named executive officer, director and nominee, and as to all directors and executive officers as a group, the number of shares and percentage of ABM Common Stock beneficially owned as of December 31, 2000. Except as noted, each person has sole voting and investment power over the shares shown in the table.

                                                                  NUMBER OF SHARES
                                                              BENEFICIALLY OWNED AS OF
                                                                  DECEMBER 31, 2000
                                                              -------------------------
                                                              NUMBER OF
             EXECUTIVE OFFICER AND/OR DIRECTOR                 SHARES        PERCENT(1)
             ---------------------------------                ---------      ----------
Jess E. Benton III..........................................    161,462(2)         *
Linda Chavez................................................      8,400(3)         *
David H. Hebble.............................................    152,116(4)         *
Luke S. Helms...............................................     19,000(5)         *
Maryellen C. Herringer......................................     27,000(6)         *
Charles T. Horngren.........................................     34,800(7)         *
Henry L. Kotkins, Jr........................................     20,000(8)         *
Martinn H. Mandles..........................................  2,483,187(9)      10.7%
Theodore Rosenberg..........................................  2,421,570(10)     10.5%
Henrik C. Slipsager.........................................     47,489(11)        *
William W. Steele...........................................    338,211(12)      1.5%
William E. Walsh............................................     18,400(13)        *
Executive Officers and directors as a group (twenty
  persons)..................................................  6,006,833(14)     25.9%

---------------
  *  Less than one percent

 (1) Based on a total of 23,161,566 shares of ABM Common Stock outstanding as of December 31, 2000.

 (2) Includes 115,000 shares subject to outstanding stock options held by Jess
     E. Benton III that were exercisable on or within 60 days after December 31, 2000.

 (3) Includes 8,400 shares subject to outstanding options held by Linda Chavez that were exercisable on or within 60 days after December 31, 2000.

 (4) Includes 112,500 shares subject to outstanding stock options held by David
     H. Hebble that were exercisable on or within 60 days after December 31, 2000.

 (5) Includes 18,000 shares subject to outstanding stock options held by Luke S. Helms that were exercisable on or within 60 days after December 31, 2000.

 (6) Includes 22,000 shares subject to outstanding stock options held by Maryellen C. Herringer that were exercisable on or within 60 days after December 31, 2000.

 (7) Includes 28,000 shares subject to outstanding stock options held by Charles
     T. Horngren that were exercisable on or within 60 days after December 31, 2000.

 (8) Includes 18,000 shares subject to outstanding stock options held by Henry
     L. Kotkins, Jr. that were exercisable on or within 60 days after December 31, 2000.

 (9) Includes 2,243,824 shares of ABM Common Stock held by The Sydney J. Rosenberg Trusts, which are irrevocable trusts, of which S. Brad Rosenberg, Martinn H. Mandles and Bank of America N.A. are the only Co-Trustees, and of which there are several beneficiaries (including S. Brad Rosenberg, but not Mr. Mandles). Except to the extent of his shared voting and investment power, Mr. Mandles disclaims beneficial ownership of all such shares. Also includes 25,536 shares of ABM Common Stock held by The Leo L. Schaumer Trusts, which are irrevocable trusts of which Mr. Mandles is Co-Trustee with Bank of America N.A. Except to the extent of his shared voting and investment power, Mr. Mandles disclaims beneficial ownership of all such shares. Also includes 130,000 shares subject to outstanding stock options held by Martinn H. Mandles that were exercisable on or within 60 days after

     December 31, 2000. See also footnotes (2) and (4) of "Security Ownership of Certain Beneficial Owners".

(10) Includes 2,369,778 shares of ABM Common Stock held by The Theodore Rosenberg Trust, a revocable trust of which Theodore Rosenberg is the only Trustee and sole beneficiary. Also includes 30,792 shares of ABM Common Stock held by a family charitable foundation, of which Theodore Rosenberg is a director. The Theodore Rosenberg Trust disclaims beneficial ownership of the shares held by the family charitable foundation. Also includes 21,000 shares subject to outstanding stock options held by Theodore Rosenberg that were exercisable on or within 60 days after December 31, 2000. See also footnotes (2) and (3) of "Security Ownership of Certain Beneficial Owners".

(11) Includes 46,000 shares subject to outstanding options held by Henrik C. Slipsager that were exercisable on or within 60 days after December 31, 2000.

(12) Includes 155,000 shares subject to outstanding stock options held by William W. Steele that were exercisable on or within 60 days after December 31, 2000.

(13) Includes 18,400 shares subject to outstanding stock options held by William
     E. Walsh that were exercisable on or within 60 days after December 31, 2000.

(14) Includes 895,715 shares subject to outstanding stock options held by the Company's executive officers and directors that were exercisable on or within 60 days after December 31, 2000.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors, officers and persons who own more than ten percent of a registered class of the Company's registered securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based on a review of the reporting forms and representations of its directors, officers and ten percent Stockholders, the Company believes that during Fiscal 2000 all such persons were in compliance with the reporting requirements.

                            APPOINTMENT OF AUDITORS

     KPMG LLP, independent certified public accountants, have been selected as the Company's principal accountants for the current year. Representatives of KPMG LLP will be present at the 2001 Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

     Audit Fees. KPMG LLP billed the Company $506,000 during Fiscal 2000 for the independent audit of the Company's annual financial statements and review of the financial statements contained in the Company's quarterly reports on Form 10-Q.

     All Other Fees. KPMG LLP billed the Company $821,200 during Fiscal 2000 for services other than those covered under "Audit Fees", including internal audit assistance and tax-related services.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, there are no other matters which the Board intends to present or has reason to believe others will present at the 2001 Annual Meeting of Stockholders. If other matters properly come before the 2001 Annual Meeting, the accompanying proxy grants the proxy holders discretionary authority to vote on any matter raised at the 2001 Annual Meeting, except to the extent such discretion may be limited under Rule 14a-4(c) of the Exchange Act.

                      2001 ANNUAL MEETING OF STOCKHOLDERS

     In connection with this year's Annual Meeting, no Stockholder proposals were presented. Any proposals intended to be presented at the 2002 Annual Meeting of Stockholders must be received at the Company's offices on or before October 17, 2001 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting.

     If a Stockholder intends to submit a proposal at the 2002 Annual Meeting of Stockholders of the Company, which proposal is not intended to be included in the Company's proxy statement and form of proxy relating to such meeting, the Stockholder must give proper notice no later than December 17, 2001. If a stockholder fails to submit the proposal by such date, the proposal will not be considered at the 2002 Annual Meeting of Stockholders as it will not have been properly brought before the Annual Meeting as set forth in the Company's Bylaws.

                                          By Order of the Board of Directors

                                          /s/ HARRY H. KAHN, ESQ.
                                          Harry H. Kahn, Esq.
                                          Senior Vice President, General Counsel
                                          &
                                          Corporate Secretary

February 15, 2001

                                                                      APPENDIX A

                          ABM INDUSTRIES INCORPORATED

                        CHARTER FOR THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

                             APPROVED JUNE 20, 2000

A. Purpose:

     The purpose of the Audit Committee established by this charter ("Charter") will be to oversee the corporate financial reporting process and the internal and external audits of ABM Industries Incorporated (the "Company"). The Audit Committee will undertake those specific duties, responsibilities and processes listed below, and such other duties as the Board of Directors (the "Board") from time to time may prescribe. In fulfilling this role, the Audit Committee will ensure that there is effective communication among the Board, management and outside auditors. In this way, this Charter will help the Board fulfill its oversight responsibility to the stockholders and the investment community relating to the Company's financial statements and financial reporting process.

B. Charter Review:

     The Audit Committee will review and reassess the adequacy of this Charter at least once a year. This review is initially intended to be conducted at the first Audit Committee meeting following the Company's annual meeting of stockholders, but may be conducted at any time the Audit Committee desires to do so. In addition, to the extent and in the manner that the Company is legally required to do by the rules of the Securities and Exchange Commission (the "SEC"), the Audit Committee will cause the Company to publicly file this Charter (as then constituted).

C. Membership:

     The Audit Committee will be comprised of at least three members of the Board. The members will be appointed by and serve at the pleasure of the Board. Each member of the Audit Committee will be "independent" as defined by and to the extent required by the rules of the New York Stock Exchange ("NYSE").

     Each member of the Audit Committee also must be "financially literate" as interpreted by the Board, in its business judgment, or must become "financially literate" within a reasonable period of time after his or her appointment to the Audit Committee. In addition, at least one member of the Audit Committee must have "accounting or related financial management expertise," as interpreted by the Board in its business judgment.

D. Responsibilities:

     The responsibilities of the Audit Committee include:

          1. Recommending outside auditors for approval by the Board and, if necessary, the termination of the outside auditors presently engaged;

          2. Approving the fees for the audit and related services at least annually;

          3. Reviewing the quarterly and annual financial statements, and discussing the audited annual financial statements with both the Company's outside auditors and the Company's management, prior to any public filing of those reports;

          4. Discussing with the Company's outside auditors the quality of accounting principles applied in the Company's financial statements and the other matters required by SAS 61 and amendments or supplements thereto, such as management judgments and accounting estimates that affect financial statements, significant new accounting policies and disagreements with management;

          5. Ensuring the receipt of, and reviewing, a formal written statement from the Company's outside auditors delineating all relationships between the outside auditor and the Company, consistent with Independence Standards Board Standard 1;

          6. Reviewing and actively discussing with the Company's outside auditors the auditor's independence, including any disclosed relationship or service that may impact the objectivity and independence of the outside auditor;

          7. Recommending that the Board take appropriate action to ensure the independence of the outside auditor;

          8. Overseeing the Company's compliance with SEC requirements for disclosure of auditor's services and Audit Committee members and activities;

          9. Reviewing the Company's system of internal accounting controls;

          10. Making inquiries into matters within the scope of its functions and retaining outside counsel if it deems appropriate in connection with such inquiries; and

          11. Ensuring that the Company provides annual written affirmation to the NYSE regarding: (i) any Board determination regarding the independence of the Audit Committee members, (ii) the financial literacy of the Audit Committee members, (iii) the determination that at least one member has the requisite accounting or financial expertise; and (iv) the annual review of this Charter.

     Finally, the Audit Committee will ensure that the outside auditors understand both: (i) their ultimate accountability to the Board and to the Audit Committee, as representatives of the Company's stockholders, and (ii) the Board's and the Audit Committee's ultimate authority and responsibility to select, evaluate and, where appropriate in the exercise of their business judgment, replace the Company's outside auditors, or nominate the outside auditor to be proposed for stockholder approval in any proxy statement.

E. Meetings:

     The Audit Committee as a group will meet individually with the Company's outside auditors, Chief Executive Officer and Chief Financial Officer upon completion of the annual audit, and at such other times as it deems appropriate, to review the outside auditors' examination and management report.

F. Reports:

     The Audit Committee will, to the extent deemed appropriate, record its summaries of recommendations to the Board in written form that will be incorporated as a part of the minutes of the Board. To the extent required, the Audit Committee also will prepare and sign a report for inclusion in the Company's proxy statement for its Annual Meeting of Stockholders.

                           ABM INDUSTRIES INCORPORATED
                 2001 PRICE-VESTED PERFORMANCE STOCK OPTION PLAN
                 -----------------------------------------------


1. PURPOSE; DEFINITIONS.

        ABM Industries Incorporated, hereby establishes the ABM Industries Incorporated 2001 Price-Vested Performance Stock Option Plan (the "Plan"), effective as of December 19, 2000. The purpose of the Plan is to give ABM Industries Incorporated and its Affiliates a long-term stock option plan to help in attracting, retaining and motivating senior executives, and to provide the Company and its Affiliates with the ability to provide incentives more directly linked to the profitability of the Company's businesses and increases in stockholder value.

        For purposes of the Plan, the following terms are defined as set forth below:

        a. "Affiliate" or "Affiliates" means any and all subsidiary corporations or other entities controlled by the Company and designated by the Committee from time to time as such.

        b. "Board" or "the Board" means the board of directors ("Directors") of the Company.

        c. "Cause" means:

            (1) misconduct or any other willful or knowing violation of any Company policy or employment agreement,

            (2) unsatisfactory performance such that the Company notifies the Optionee of the Company's intention not to renew the Optionee's employment agreement with the Company,

            (3) a material breach by the Optionee of his or her duties as an employee which is committed in bad faith or without reasonable belief that such breach is in the best interests of the Company and its affiliated companies (other than a breach arising from the failure of the Optionee to work as a result of incapacity due to physical or mental illness) and which is not remedied in a reasonable period of time after receipt of written notice from the Company specifying such breach, or

            (4) the conviction of the Optionee of a felony that has been affirmed on appeal or as to which the period in which an appeal can be taken has lapsed.

        d. "Change in Control" and "Change in Control Price" have the meanings set forth in Sections 6b and 6c of the Plan, respectively.

        e. "Code" or "the Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

        f. "Commission" or "the Commission" means the Securities and Exchange Commission or any successor agency.

        g. "Committee" or "the Committee" means the committee referred to in
Section 2 of the Plan.

        h. "Company" or "the Company" means ABM Industries Incorporated, a Delaware corporation.

        i. "Disability" means the inability of the Optionee to perform his or her duties as an employee on an active fulltime basis as a result of incapacity due to mental or physical illness which continues for more than ninety (90) days after the commencement of such incapacity, such incapacity to be determined by a physician selected by the Company or its insurers and acceptable to the Optionee or the Optionee's legal representative (such agreement as to acceptability not to be withheld unreasonably).

        j. "Eligible Person" has the meaning set forth in Section 4 of the Plan.

        k. "Exchange Act" or "the Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

        l. "Fair Market Value" means, as of any given date, the average of the highest and lowest reported trades of the Stock on the New York Stock Exchange Composite Tape for such date, or if there were no trades on such date, the average of the nearest trading day after such date. If there is no regular public trading market for such Stock, the Fair Market Value of the Stock shall be determined by the Committee in good faith.

        m. "Non-Employee Director" shall mean a member of the Board who qualifies as a Non-Employee Director as defined in Rule 16b-3, and also qualifies as an "outside director" for the purposes of Section 162(m) of the Code and the regulations promulgated thereunder.

        n. "Optionee" shall mean any Eligible Person who has been granted Stock Options under the Plan.

        o. "Plan" or "the Plan" means the ABM Industries Incorporated 2001 Price-Vested Performance Stock Option Plan, as set forth herein and as hereinafter amended from time to time.

        p. "Retirement" means retirement from active full-time employment with the Company or any of its Affiliates at or after age sixty-four (64).

        q. "Rule 16b-3" means Rule 16b-3, as promulgated by the Commission under
Section 16(b) of the Exchange Act, as amended from time to time.

        r. "Stock" means common stock, par value $0.01 per share, of the Company.

        s. "Stock Option" or "Option" means an option granted under Section 5 of the Plan.

        t. "Termination of Employment" means the termination of an Optionee's employment with the Company or any of its Affiliates, excluding any such termination where there is a simultaneous reemployment by the Company or any of its Affiliates. An Optionee shall be deemed to have terminated employment if he or she ceases to perform services for the Company or any of its Affiliates on an active full-time basis, notwithstanding the fact that such Optionee continues to receive compensation or benefits pursuant to an employment contract or other agreement or arrangement with the Company or any of its Affiliates. A non-medical leave of absence shall, unless such leave of absence is otherwise approved by the Committee, be deemed a Termination of Employment. An Optionee employed by an Affiliate of the Company shall also be deemed to incur a Termination of Employment if that Affiliate ceases to be an Affiliate of the Company, as the case may be, and that Optionee does not immediately thereafter become an employee of the Company or any other Affiliate of the Company.

        In addition, certain other terms have definitions given to them as they are used herein.

2. ADMINISTRATION.

        The Plan shall be administered by the Executive Officer Compensation & Stock Option Committee of the Board or such other committee of the Board, composed solely of not less than two Non-Employee Directors, each of whom shall be appointed by and serve at the pleasure of the Board. If at any time no such committee(s) shall be in office, the functions of the Committee specified in the Plan shall be exercised by the Board.

        The Committee shall have all discretionary authority to administer the Plan and to grant Stock Options pursuant to the terms of the Plan to senior executives of the Company and any of its Affiliates.

        Among other things, the Committee shall have the discretionary authority, subject to the terms of the Plan:

        a. to select the Eligible Persons to whom Stock Options may from time to time be granted;

        b. to determine the number of shares of Stock to be covered by each Stock Option granted hereunder; and

        c. to determine the terms and conditions of any Stock Option granted hereunder including, but not limited to, the option price (subject to Section 5a of the Plan) and any vesting condition, restriction or limitation based on such factors as the Committee shall determine.

        The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Stock Option issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

        The Committee may act only by a majority of its members then in office, except that the members thereof may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee.

        Any determination made by the Committee or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Stock Option shall be made in the sole discretion of the Committee or such delegate at the time of the grant of the Stock Option or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and plan participants, and shall be given the maximum deference permitted by law.

3. STOCK SUBJECT TO PLAN.

        Subject to adjustment as provided herein, the total number of shares of Stock available for grant under the Plan shall be two million (2,000,000). No individual shall be eligible to receive Stock Options to purchase more than 100,000 shares of Stock under the Plan. Shares subject to a Stock Option under the Plan may be authorized and unissued shares or may be treasury shares.

        If any Stock Option terminates without being exercised, shares subject to such Stock Option shall be available for further grants under the Plan.

        In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, or extraordinary distribution with respect to the Stock or other change in corporate structure affecting the Stock, the Committee or the Board may make such substitution or adjustments in the number, kind and option price of shares authorized or outstanding as Stock Options, and/or such other equitable substitution or adjustments as its may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to any Stock Option shall always be a whole number.

4. ELIGIBILITY.

        Senior executives who are actively employed on a full-time basis by the Company or any of its Affiliates, and who are responsible for or contribute to the management, growth and profitability of the business of the Company or any of Affiliates, are eligible to be granted Stock Options under the Plan ("Eligible Persons").

5. STOCK OPTIONS.

        Any Stock Option granted under the Plan shall be in the form attached hereto as Annex "A", which is incorporated herein and made a part of the Plan, with such changes as the Committee may from time to time approve which are consistent with the Plan. None of the Stock Options granted under the Plan shall be "incentive stock options" within the meaning of Section 422 of the Code.

        The grant of a Stock Option shall occur on the date the Committee selects a Senior Executive of the Company or any of its Affiliates to receive any grant of a Stock Option, determines the number of shares of Stock to be subject to such Stock Option to be granted to such Senior Executive, and specifies the terms and provisions of said Stock Option. Such selection shall be evidenced in the records of the Company whether in the minutes of the meetings of the Committee or by their consent in writing. The Company shall notify an Optionee of any grant of a Stock Option, and a written option agreement or agreements shall be duly executed and delivered by the Company to the Optionee.

        Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

        a. Option Price. The option price per share of Stock purchasable under a Stock Option shall be the greater of: (i) $30.00 per share, (ii) the Fair Market Value per share of Stock on the grant date, or (iii) the Fair Market Value per share of Stock on the date of stockholder approval of the Plan.

        b. OPTION TERM. The term of each Stock Option shall be ten (10) years from its date of grant, unless earlier terminated.

        c. EXERCISABILITY. Except as otherwise provided herein, each Stock Option shall be exercisable during its term only if such Stock Option has vested, and only after the first (1st) anniversary of its date of grant.

        d. VESTING. Each Stock Option shall have assigned to it by the Committee a vesting price (the "Vesting Price") which will be used to provide for accelerated vesting so that such Stock Option will vest immediately if, on or before the close of business on the fourth (4th) anniversary of its date of grant, the Fair Market Value of the Common Stock shall have been equal to or greater than the Vesting Price with respect to such Stock Option for ten (10) trading days in any period of thirty (30) consecutive trading days. Any Stock Option that has not vested on or before the close of business on the fourth
(4th) anniversary of its date of grant shall vest at the close of business on the business day immediately preceding the eighth (8th) anniversary of its date of grant, if such Option has not previously terminated.

        e. METHOD OF EXERCISE. Subject to the provisions of this Section 5 of the Plan, Stock Options may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares of Stock subject to the Stock Option to be purchased.

            The option price of Stock to be purchased upon exercise of any Option shall be paid in full:

            (1) in cash (by certified or bank check or such other instrument as the Company may accept),

            (2) in the discretion of the Committee, in the form of unrestricted Stock already owned by the Optionee for six (6) months or more and based on the Fair Market Value of the Stock on the date the Stock Option is exercised,

            (3) in any other form approved in the discretion of the Committee, or

            (4) by any combination thereof.

            In the discretion of the Committee, payment for any shares subject to a Stock Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price, and, if requested, the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

            No shares of Stock shall be issued until full payment therefor has been made. The Optionee shall have all of the rights of a stockholder of the Company holding the Stock that is subject to such Stock Option (including, if applicable, the right to vote the share and the right to receive dividends), only when the Optionee has given written notice of exercise, has paid in full for such shares and, if requested, has given the representation described in Section 9a of the Plan.

        f. NON-TRANSFERABILITY OF STOCK OPTIONS. No Stock Option shall be transferable by the Optionee other than:

            (1) to a beneficiary designation satisfactory to the Committee, or

            (2) by will or by the laws of descent and distribution.

            All Stock Options shall be exercisable, during the Optionee's lifetime, only by the Optionee or by the guardian or legal representative of the Optionee, it being understood that the terms "holder" and "Optionee" include the guardian and legal representative of the Optionee named in the option agreement and any person to whom an option is transferred by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. The Committee may establish such procedures as it deems appropriate for an Optionee to designate a beneficiary to whom any amounts payable in the event of the Optionee's death are to be paid or by whom any rights of the Optionee, after the Optionee's death, may be exercised.

        g. TERMINATION BY DEATH, DISABILITY, RETIREMENT OR BY THE COMPANY WITHOUT CAUSE. If the Optionee's employment terminates by reason of death, Disability or Retirement, or if such employment is terminated by the Company without Cause, in each case prior to the vesting of a Stock Option held by the Optionee, the following provisions shall apply:

            (1) if termination occurs by death or Disability, or by the Company without Cause, such Stock Options shall be exercisable only within ninety (90) days of such termination, and only if such Stock Options are then vested;

            (2) if termination occurs by Retirement or other "voluntary quit," such Stock Options shall terminate immediately; and

        h. TERMINATION BY THE COMPANY FOR CAUSE. If the Optionee's employment is terminated by the Company for Cause prior to the vesting of a Stock Option, such Stock Options shall terminate immediately.

        i. TERMINATION AFTER VESTING. If the Optionee's employment is terminated for any reason after a Stock Option has vested, such Stock Options shall be exercisable only within ninety (90) days of such termination,

        j. CHANGE IN CONTROL CASH OUT. Notwithstanding any other provision of the Plan, upon the occurrence of a Change of Control all outstanding Stock Options shall immediately vest and become fully exercisable, and during the ninety (90) day period from and after such Change in Control (the "Exercise Period"), the Optionee shall have the right, in lieu of the payment of the exercise price for the shares of Stock being purchased under the Stock Option and by giving notice to the Company, to elect (within the Exercise Period) to surrender all or part of the Stock Option to the Company and to receive cash, within ninety (90) days of such notice, in an amount equal to the amount by which the Change in Control Price per share of Stock on the date of such election shall exceed the exercise price per share of Stock under the Stock Option (the "Spread"), multiplied by the number of shares of Stock granted under the Stock Option as to which the right granted under this Section 5j of the Plan shall have been exercised.

        Notwithstanding the foregoing, if any right granted pursuant to this
Section 5j of the Plan would make a Change in Control transaction ineligible for pooling of interests accounting under APB No. 16 than but for this Section 5j of the Plan would otherwise be eligible for such accounting treatment, the Committee shall have the authority to replace the cash payable pursuant to this
Section 5j of the Plan with Stock having a Fair Market Value equal to the cash that would otherwise be payable hereunder. For purposes of this Section 5j only, the date of grant of any Stock Option approved by the Committee on December 19, 2000 shall be deemed to be the date on which the Plan is approved by the Company's stockholders.

        k. Initial Grants. On December 19, 2000, the Committee granted the Stock Options set forth on Annex B, subject to approval by the stockholders of the Company.

        The exercise price of each Option will be the greater of: (i) $30.00 per share, (ii) the Fair Market Value per share of Common Stock on the grant date of the Option, or (iii) the Fair Market Value per share of Common Stock on the date of stockholder approval of the 2001 Plan.

6. CHANGE IN CONTROL PROVISIONS.

        a. Impact of Event. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control, any Stock Options outstanding as of the date such Change in Control is determined to have occurred, and not then vested and exercisable, shall become vested and exercisable to the full extent of the original grant, provided that such accelerated vesting shall occur only if the Optionee is an active full-time employee of the Company or any of its Affiliates as of such date.

        b. DEFINITION OF CHANGE IN CONTROL. For purposes of the Plan, a "Change in Control" shall mean the happening of any of the following events:

               (i) the acquisition (other than by the Company or by an employee benefit plan or related trust sponsored or maintained by the Company), directly or indirectly, in one or more transactions, by any person or by any group of persons, within the meaning of Section 13(d) or 14(d) of the Exchange Act of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of twenty-five percent or more of either the outstanding shares of common stock or the combined voting power of the Company's outstanding voting securities entitled to vote generally, if the acquisition was not previously approved by the existing directors;

               (ii) the acquisition (other than by the Company or by an employee benefit plan or related trust sponsored or maintained by the Company), directly or indirectly, in one or more transactions, by any such person or by any group of persons of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of fifty percent or more of either the outstanding shares of common stock or the combined voting power of the Company's outstanding voting securities entitled to vote generally, whether or not the acquisition was approved by the existing directors, other than an acquisition that complies with clause (x) and (y) of paragraph (iii);

               (iii) consummation of a reorganization, merger or consolidation of the Company or the sale or other disposition of all or substantially all of the Company's assets unless, immediately following such event, (x) all or substantially all of the stockholders of the Company immediately prior to such event own, directly or indirectly, seventy-five percent or more of the then outstanding voting securities entitled to vote generally of the resulting corporation (including without limitation, a corporation which as a result of such event owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership of the Company's outstanding voting securities entitled to vote generally immediately prior to such event and (y) the securities of the surviving or resulting corporation received or retained by the stockholders of the Company is publicly traded;

               (iv) approval by the stockholders of the complete liquidation or dissolution of the Company; or

               (v) a greater than one-third change in the composition of the Board of Directors within 24 months if not approved by a majority of the pre-existing directors.

        c. Change in Control Price. For purposes of the Plan, "Change in Control Price" means the higher of:

            (1) the highest reported sales price, regular way, of a share of Stock in any transaction reported on the New York Stock Exchange Composite Tape or other national securities exchange on which such shares are listed or on Nasdaq, as applicable, during the ninety (90) day period prior to and including the date of a Change in Control, and or

            (2) if the Change in Control is the result of a tender or exchange offer or a Business Combination, the highest price per share of Stock paid in such tender or exchange offer or Business Combination; provided, however, that in the case of a Stock Option which:

                (a) is held by an Optionee who is an officer of the Company and is subject to Section 16(b) of the Exchange Act, and

                (b) was granted within two hundred and forty (240) days of the Change in Control, then the Change in Control Price for such Stock Option shall be the Fair Market Value of the Stock on the date such Stock Option is exercised or canceled. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Board.

7. TERM, AMENDMENT AND TERMINATION.

        The Plan will terminate on December 19, 2010. Stock Options outstanding as of December 19, 2010 shall not be affected or impaired by the termination of the Plan.

        The Committee shall have authority to amend the Plan without the approval of the Company's stockholders to take into account changes in law and tax and accounting rules, including Rule 16b-3 and Section 162(m) of the Code; provided that no amendment shall be made without the Optionee's consent which would impair the rights of an Optionee under a Stock Option theretofore granted.

8. UNFUNDED STATUS OF PLAN.

        It is presently intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

9. GENERAL PROVISIONS.

        a. The Committee may require each person purchasing shares pursuant to a Stock Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

        Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of Stock under the Plan prior to fulfillment of all of the following conditions:

            (1) the listing or approval for listing

            (2) any registration or other qualification

            (3) the obtaining of any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

        b. Nothing contained in the Plan shall prevent the Company or any of its Affiliates from adopting other or additional compensation arrangements for any Optionee.

        c. The adoption of the Plan shall not confer upon any Optionee any right to continued employment, nor shall it interfere in any way with the right of the Company or any of its Affiliates to terminate the employment of any Optionee with or without cause at any time whatsoever absent a written employment contract to the contrary.

        d. No later than the date as of which an amount first becomes includable in the gross income of the Optionee for federal income tax purposes with respect to any Stock Option under the Plan, and prior to the delivery of any shares of Stock to any Optionee, the Optionee shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld by the Company with respect to such amount. In the discretion of the Committee, withholding obligations may be settled with Stock in an amount having a Fair Market Value not exceeding the minimum withholding tax payable by the Optionee with respect to the income recognized, including Stock that is subject to the Stock Option that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and any of its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Optionee. The Committee shall establish such procedures as it deems appropriate, including the making of irrevocable elections, for the settlement of withholding obligations with Stock.

        e. In the case of a grant of a Stock Option to any employee of a Company Affiliate, the Company, may, if the Committee so directs, issue or transfer the shares of Stock covered by the Stock Option to the Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer the shares of Stock to that Optionee in accordance with the terms of the Stock Option specified by the Committee pursuant to the provisions of the Plan.

        f. The Plan and all Stock Options made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of California, without reference to principles of conflict of law.

10. EFFECTIVE DATE OF PLAN.

        Subject to approval by the stockholders of the Company, the Plan shall be effective on December 19, 2000.

                           ABM INDUSTRIES INCORPORATED

                          EMPLOYEE STOCK PURCHASE PLAN
                        (As amended through May 1, 2000)


        The purpose of this Employee Stock Purchase Plan (the "Plan") is to provide employees the opportunity to purchase Common Stock of ABM Industries Incorporated through annual offerings. An aggregate of 7,400,000 shares of such stock may be issued under the Plan (the "Shares").

1. ELIGIBILITY. Only employees of ABM Industries Incorporated (the "Corporation") and its subsidiary corporations will be eligible to participate in the Plan. All such employees will be eligible to participate, except employees who own or hold options to purchase or who, as a result of participation in this Plan, would own or hold options to purchase, stock of the Corporation representing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation and any current or future parent and/or subsidiary corporation(s) of the Corporation. An employee shall be considered as owning stock owned, directly or indirectly, by or for his or her other brothers and sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. Stock which an employee may purchase under outstanding options shall be treated as stock owned by the employee.

2. OFFERINGS. The Plan shall be implemented by granting eligible employees the right to purchase Shares (an "Offering") during offering periods of one (1) year duration (each such period being referred to herein as an "Offering Period") commencing at such times as the Corporation shall determine. The first day during an Offering Period shall be the "Offering Date" for such Offering Period.

3. PARTICIPATION. An employee eligible on the Offering Date of any Offering may participate in such Offering by completing and forwarding a Payroll Deduction Authorization for Purchase of ABM Stock form ("Payroll Deduction Authorization Form") and such other forms as may be necessary to effect the operation of the Plan to the Payroll Department at such employee's branch location on or before the Offering Date. The form will authorize a regular payroll deduction from the employee's compensation. Unless otherwise indicated, a participating employee shall automatically participate in the first Offering which commences immediately after the expiration of each Offering in which such employee acquires Shares upon expiration of the standard one (1) year Offering Period. A participating employee is not required to file an additional Payroll Deduction Authorization Form in order to automatically participate therein.

        Unless otherwise indicated in an additional Payroll Deduction Authorization Form, the rate at which payroll deductions shall be accumulated with respect to any such subsequent Offering shall equal the rate applicable to the previously expired Offering.

4. DEDUCTIONS. The Corporation will maintain payroll deduction accounts for all participating employees. With respect to any Offering made under this Plan, an employee may authorize a payroll deduction up to a maximum of 10% of the compensation he or she receives during the Offering Period specified for the Offering (or during such portion thereof as he or she may elect to participate). As a minimum, an employee must authorize a payroll deduction of at least 1% of compensation.

5. DEDUCTION CHANGES. An employee may at any time increase or decrease his or her payroll deduction by filing a new Payroll Deduction Authorization Form. The change will become effective for the next pay period after receipt of the form. A payroll deduction may be increased only once and reduced only once during any Offering Period. An employee will be deemed to have withdrawn from an Offering if such employee reduces the payroll deduction amount to below 1% of compensation.

6. CANCELLATION OF ENROLLMENT. An employee may at any time and for any reason cancel his or her enrollment in the Plan, and thereby withdraw from participation in an Offering. If this occurs, he or she may not participate in the Plan during the remainder of the Offering Period specified for the Offering. Any unused funds will be returned to the employee as soon as administratively feasible following such cancellation.

7. PURCHASE OF SHARES. Each employee participating in any Offering under this Plan will be granted, upon the Offering Date of such Offering, a right to purchase as many Shares as he or she may elect to purchase for up to 10% of compensation received during the specified Offering Period to be paid by payroll deductions during such period, provided that the maximum number of Shares which may be purchased in any Offering shall be equal to the number obtained by dividing the employee's annual compensation on the Offering Date of such Offering by the fair market value of one Share on the Offering Date of such Offering. Purchases shall occur as of the last trading day of each calendar month during the Offering.

        The purchase price for each Share purchased under any Offering will be the lesser of:

         (a) 85% of the fair market value of one Share on the Offering Date of such Offering (the "Offering Price"), or

         (b) 85% of the fair market value of one Share on the day on which the right to purchase is exercised and the Shares are purchased pursuant to the terms of this Plan (the "Alternate Offering Price").

        Payroll deductions may be made under each Offering to the extent authorized by the employee, subject to the maximum limitation imposed for each such Offering.

        A participating employee may not purchase shares under any Offering beyond 12 months from the Offering Date thereof.

8. LIMITATION TO PURCHASE OF SHARES. Anything contained in this Plan notwithstanding, no employee may be granted a right to purchase which permits such employee's rights to purchase stock under all employee stock purchase plans of the Corporation and its parent and subsidiary corporations to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time such right to purchase is granted) for each calendar year in which such right to purchase is outstanding at any time. For this purpose (a) the right to purchase stock accrues when such right (or any portion thereof) first becomes exercisable during the calendar year; (b) the right to purchase stock accrues at the rate provided in the Offering, but in no case may such rate exceed $25,000 of fair market value of such stock (determined at the time such right to purchase is granted) for any one calendar year; and (c) a right to purchase which has accrued under one Offering may not be carried over to any other Offering.

9. REGISTRATION OF STOCK OWNERSHIP. As of each date on which a participant's contributions are used to buy shares, the Shares and fractional Shares shall be held in the street name of the broker administering the Plan and registered in an account attributable to that participant's contributions.

10. DEFINITIONS.

        "Fair Market Value" means the average of the high and low prices of the Corporation's common stock composite transactions on the New York Stock Exchange on a given day, or if no sales were made on that day, the average of the high and low prices on the next preceding day on which sales are made.

        "Parent corporation" means a corporation described in Section 424(e) of the Internal Revenue Code of 1986, as amended (the "Code").

        "Subsidiary corporation" means a corporation described in Section 424(f) of the Code.

        The Plan is intended to be an "employee stock purchase plan" as defined in Section 423 of the Code and its provisions shall be interpreted in a manner consistent with this intent.

11. RIGHTS AS A STOCKHOLDER. None of the rights or privileges of a stockholder of the Corporation shall exist with respect to Shares purchased under this Plan unless and until such Shares are duly registered in the account established by the broker administering the plan and holding the Shares attributable to the participant's contributions.

12. RIGHTS ON RETIREMENT, DEATH OR TERMINATION OF EMPLOYMENT. In the event of a participating employee's retirement, death, or termination of employment, no payroll deduction shall be taken from any pay due and owing to him or her at such time.

13. RIGHTS NOT TRANSFERABLE. Rights granted under this Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during his or her lifetime only.

14. APPLICATION OF FUNDS. Funds received or held by the Corporation under this Plan may be used for any corporate purpose.

15. ADJUSTMENT IN CASE OF CHANGES AFFECTING THE STOCK. In the event of a subdivision of outstanding shares, or the payment of a stock dividend, the number of shares reserved or authorized to be reserved under this Plan, including shares covered by outstanding grants to participating employees, shall be increased proportionately, and the Offering Price for each participant at such time reduced proportionately, and such other adjustment shall be made as may be deemed equitable by the Board of Directors to give proper effect to such event.

16. AMENDMENT OF THE PLAN. The Board of Directors may at any time, or from time to time, amend this Plan in any respect, except that, to the extent required to maintain this Plan's qualification under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, any such amendment shall be subject to stockholder approval.

17. TERMINATION OF THE PLAN. This Plan and all rights of employees under any Offering hereunder shall terminate:

            (a) on the day that participating employees become entitled to purchase a number of Shares equal to or greater than the number of Shares remaining available for purchase. If the number of Shares so purchasable is greater than the Shares available, Shares shall be allocated on a pro rata basis among such participating employees; or

            (b) at any time, at the discretion of the Board of Directors of the Corporation.

Upon termination of this Plan, all amounts in the accounts of participating employees shall be promptly refunded.

18. ADMINISTRATION. The Plan will be administered by the Officer Compensation & Stock Option Committee of the Board of Directors. The Committee will have authority to make rules and regulations for the administration of the Plan. Its interpretations and decisions with regard thereto shall be final and conclusive.

19. GOVERNMENTAL REGULATIONS. The Corporation's obligation to sell and deliver its Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such stock.

                             AMENDMENT NO. 1 TO THE
                           ABM INDUSTRIES INCORPORATED
                          EMPLOYEE STOCK PURCHASE PLAN
                             (MAY 2000 RESTATEMENT)


            ABM INDUSTRIES INCORPORATED, having established the ABM Industries Incorporated 1985 Employee Stock Purchase Plan and having amended and restated the Plan as the Employee Stock Purchase Plan as of May 1, 2000 (the "Plan"), hereby amends the Plan, effective as of March 20, 2001, by amending the second sentence of the Plan to read as follows:

            An aggregate of 8,600,000 shares of such stock may be issued under the Plan.

            IN WITNESS WHEREOF, ABM Industries Incorporated, by its duly authorized officer, has executed this Amendment No. 1 on the date indicated below.



                                         ABM INDUSTRIES INCORPORATED



Dated:  ___________, 2001                By __________________________________
                                         Title:

PROXY

                           ABM INDUSTRIES INCORPORATED
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                                 MARCH 20, 2001

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           ABM INDUSTRIES INCORPORATED

The undersigned hereby appoints Harry H. Kahn, Martinn H. Mandles and
Henrik C. Slipsager, and each of them, proxies for the undersigned, with full power of substitution, to vote all shares of ABM Industries Incorporated capital stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of ABM Industries Incorporated to be held at the Concordia-Argonaut Club, 1142 Van Ness Avenue, San Francisco, California, on Tuesday, March 20, 2001 at 10:00 a.m., or at any adjournment thereof, upon the matters set forth on the reverse side and described in the accompanying Proxy Statement and upon such other business as may properly come before the meeting or any adjournment thereof.

Please mark this proxy as indicated on the reverse side to vote on any item. If you wish to vote in accordance with the Board of Directors recommendations, please sign the reverse side; no boxes need be checked.

    COMMENTS/ADDRESS CHANGE: PLEASE MARK COMMENT/ADDRESS BOX ON REVERSE SIDE

                           (CONTINUED ON OTHER SIDE.)

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
                                                              PLEASE MARK
                                                               YOUR VOTES   [X]
                                                                 AS THIS


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1.


                                                                 WITHHOLD
                                                         FOR     AUTHORITY
Item 1.   ELECTION OF DIRECTORS                          [ ]        [ ]
          Nominees:  Luke S. Helms
                     Henry L. Kotkins, Jr.
                     William E. Walsh


          Withheld For: (Write Nominee's names in
          the space provided below).

          ________________________________________

          ________________________________________


                                                         FOR      AGAINST
Item 2.   Approve an amendment to the Company's          [ ]        [ ]
          Employee Stock Purchase Plan to increase the number of shares issuable thereunder by 1,200,000 shares.

                                                         FOR      AGAINST
Item 3.   Approve the Company's 2001 Price-Vested        [ ]        [ ]
          Performance Stock Option Plan.










Signature(s)________________________________________________Date_______________



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